Exhibit 10.5

Execution Version

TRADEMARK SECURITY AGREEMENT

This Trademark Security Agreement (this “Trademark Security Agreement”) is made this 11th day of September 2023, by and among the Grantor listed on the signature pages hereof (“Grantor”), and AB LENDING SPV I LLC, a Delaware limited liability company d/b/a Mountain Ridge Capital (together with its successors and assigns in such capacity, “Lender”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Amended and Restated Credit and Security Agreement dated as of 11th day of September, 2023 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) by and among by and among, inter alia, ICU EYEWEAR, INC., a California corporation (“ICU”), ICU EYEWEAR HOLDINGS, INC., a California corporation (“ICU CA Holdings”), and 1847 ICU HOLDINGS INC., a Delaware corporation (“ICU DE Holdings”; and together with ICU, ICU CA Holdings, and together with each other Person that joins the Credit Agreement as a Borrower, each individually, a “Borrower”, and, collectively “Borrowers”), each of the other Loan Parties party thereto from time to time, and Lender, Lender has agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof;

WHEREAS, pursuant to the Credit Agreement, Lender is willing to make the financial accommodations to Borrowers as provided for in the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement); and

WHEREAS, pursuant to the Credit Agreement, Grantor is required to execute and deliver to Lender, this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby agrees as follows:

1. DEFINED TERMS. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement, and this Trademark Security Agreement shall be subject to the rules of construction set forth in the Credit Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis.

2. GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL. Grantor hereby unconditionally grants, assigns, and pledges to Lender, to secure the Obligations, a continuing security interest (referred to in this Trademark Security Agreement as the “Security Interest”) in all of Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the “Trademark Collateral”):

(a) all of its owned trademarks and licensed trademarks including those referred to on Exhibit A;

(b) all goodwill of the business connected with the use of, and symbolized by, each trademark and each licensed trademark; and

(c) all products and proceeds (as that term is defined in the UCC) of the foregoing, including any claim by Grantor against third parties for past, present or future (i) infringement or dilution of any trademark or any trademarks exclusively licensed under any intellectual property license, including the right to receive any damages, (ii) injury to the goodwill associated with any trademark, or (iii) right to receive license fees, royalties, and other compensation under any licensed trademark.

3. SECURITY FOR SECURED OBLIGATIONS. This Trademark Security Agreement and the Security Interest created hereby secures the payment and performance of the Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Trademark Security Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by Grantor, to Lender, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving Grantor.

4. SECURITY AGREEMENT. The Security Interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interests granted to Lender, pursuant to the Credit Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of Lender with respect to the Security Interest in the Trademark Collateral made and granted hereby are more fully set forth in the Credit Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any inconsistency between this Trademark Security Agreement and the Credit Agreement, the Credit Agreement shall control.

5. AUTHORIZATION TO SUPPLEMENT. If Grantor shall obtain rights to any new trademarks, the provisions of this Trademark Security Agreement shall automatically apply thereto. Grantor shall give prompt notice in writing to Lender with respect to any such new trademarks or renewal or extension of any trademark registration. Without limiting Grantor’s obligations under this Section, Grantor hereby authorizes Lender unilaterally to modify this Trademark Security Agreement by amending Exhibit A to include any such new trademark rights of Grantor. Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Exhibit A shall in any way affect, invalidate or detract from Lender’s continuing security interest in all Collateral, whether or not listed on Exhibit A.

6. COUNTERPARTS. This Trademark Security Agreement is a Loan Document. This Trademark Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Trademark Security Agreement. Delivery of an executed counterpart of this Trademark Security Agreement by any electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Trademark Security Agreement. Any party delivering an executed counterpart of this Trademark Security Agreement by any electronic method of transmission also shall deliver an original executed counterpart of this Trademark Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Trademark Security Agreement.

7. CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE PROVISION. THE VALIDITY OF THIS TRADEMARK SECURITY AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO, AND ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THIS TRADEMARK SECURITY AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING VENUE SET FORTH IN SECTION 15.1(b) OF THE CREDIT AGREEMENT AND JURY WAIVER SET FORTH IN SECTION 12.3 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[Remainder of Page Intentionally Left Blank – Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Trademark Security Agreement to be executed and delivered as of the day and year first above written.

GRANTOR:

ICU EYEWEAR, INC.

By:	/s/ Ellery W. Roberts
Name:	Ellery W. Roberts
Title:	Executive Chairman and President

[Signatures continue on the following page]

Trademark Security Agreement (ICU Eyewear)

ACCEPTED AND ACKNOWLEDGED BY:

LENDER:

AB LENDING SPV I LLC,
d/b/a Mountain Ridge Capital

By:	/s/ Craig Winslow
Name:	Craig Winslow
Title:	President and CEO

Trademark Security Agreement (ICU Eyewear)

EXHIBIT A
to
TRADEMARK SECURITY AGREEMENT

Trademark Applications

Grantor	Country	Mark	Serial No.	Filing Date
ICU Eyewear, Inc.	USA	ICU HEALTH	97720180	Dec. 15, 2022
ICU Eyewear, Inc.	USA	ICU EYEWEAR	97331042	Mar. 25, 2022

Registered Trademarks

Grantor	Country	Mark	Registration No.	Registration Date
ICU Eyewear, Inc.	USA	ICU HEALTH	6861871	Oct. 04, 2022
ICU Eyewear, Inc.	USA	ICU HEALTH	6783810	Jul. 05, 2022
ICU Eyewear, Inc.	USA	SCREEN VISION BY ICU EYEWEAR	6048223	May 05, 2020
ICU Eyewear, Inc.	USA	SCREEN VISION	6207631	Nov. 24, 2020
ICU Eyewear, Inc.	USA	STUDIO BY ICU EYEWEAR	5707618	Mar. 26, 2019
ICU Eyewear, Inc.	USA	OMNI-FOCUS	5087993	Nov. 22, 2016
ICU Eyewear, Inc.	USA	ICU ECO EYEWEAR	4815904	Sep. 22, 2015
ICU Eyewear, Inc.	USA	ICU ECO EYEWEAR	4682714	Feb. 03, 2015
ICU Eyewear, Inc.	USA	DR. DEAN	4463335	Jan. 07, 2014
ICU Eyewear, Inc.	USA	FISHERMAN EYEWEAR	4457314	Dec. 31, 2013
ICU Eyewear, Inc.	USA	WINK	4011379	Aug. 16, 2011
ICU Eyewear, Inc.	USA	DR. DEAN EDELL	3205668	Feb. 06, 2007
ICU Eyewear, Inc.	USA	GUIDELINE	3041676	Jan. 10, 2006
ICU Eyewear, Inc.	USA	ZOOM EYEWORKS	3072132	Mar. 21, 2006
ICU Eyewear, Inc.	USA	ZOOM	3269129	Jul. 24, 2007
ICU Eyewear, Inc.	USA	ICU EYEWEAR STUDIO COLLECTION	3306261	Oct. 09, 2007
ICU Eyewear, Inc.	USA	ZOOM EXPRESSIONS	3305598	Oct. 09, 2007
ICU Eyewear, Inc.	USA	SLIM VISION	2545708	Mar. 12, 2002
ICU Eyewear, Inc.	USA	FLIP & FOCUS	2545707	Mar. 12, 2002